UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21432

REAVES UTILITY INCOME FUND
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado		80203
(Address of principal executive offices)		(Zip code)

JoEllen L. Legg Reaves Utility Income Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:	303-623-2577

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2008 to October 31, 2009

Item 1.  Reports to Stockholders.

Reaves Utility Income Fund

UTG

10.31.09 annual report

TABLE OF CONTENTS

October 31, 2009

Shareholder Letter	1

Report of Independent Registered Public Accounting Firm	3

Statement of Investments	4

Statement of Assets & Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	13

Dividend Reinvestment Plan	20

Fund Proxy Voting Policies & Procedures	22

Portfolio Holdings	22

Notice	22

Tax Information	22

Investment Advisory Agreement	22

Trustees & Officers	25

2009 Annual Report

SHAREHOLDER LETTER

October 31, 2009

During the twelve month’s ended October 31, 2009, the Reaves Utility Income Fund (the “Fund”) was able to maintain it’s dividend at $1.38 per share and meet its obligations to its preferred shareholders in very turbulent markets because the Fund’s leverage was not excessive. Our fundamental commitment is to manage the Fund to provide a stable monthly income stream. The Fund’s objective of investing in companies that provide essential, non discretionary products and services, and at the same time grow their earnings and dividends is the foundation of the Fund’s financial strength.

The six months ended October 31, 2009 witnessed stabilization in the global financial markets and some signs of a possible end to the most severe recession since the 1930’s. The last time we reported to you, in the spring of 2009, the Fund’s market share price was just above its all-time low of $7.39. We are pleased to note that as of December 11, 2009, the Fund closed at a market price of $18.71, $ 3.40 above its October 31 fiscal year end price of $ 15.31.

The discount of the Fund’s share price to its net asset value narrowed significantly during the period from -15.5% to -3.3%. Since the end of the fiscal year, it has narrowed even further to -1.2%. For the fiscal year, the Fund’s 52 week market return was 9.51%. In contrast the Fund’s net asset value declined 1.98% during the period. We believe a trend favoring good quality, higher-yielding equities is developing in the market. By and large, companies that are able to pay meaningful dividends tend to be mature, well-capitalized, cash-flow positive, and able to remain profitable in challenging economic conditions — exactly the financial characteristics many investors desire in a slow-growth economy and low interest-rate world. The cover story, “Better than Bonds” in the December 7, 2009 edition of Barron’s addresses this point and suggests investors consider utilities, telecoms, and natural gas and oil related master limited partnerships as an alternative to bonds.

Investors began returning to equities markets beginning March 9, 2009. Gas utilities and telecoms accounted for the lion’s share of the 24.57% second half increase of the Fund’s net asset value. The best performing telcos were the rural carriers, CenturyTel and Wind-stream. While these companies operate in industries that are in secular decline, they have been able to grow by acquisition. On July 1, 2009 CenturyTel became the largest rural carrier in the US when it completed the acquisition of Embarq Corporation. Windstream Corp, a rural telco, announced a number of smaller acquisitions over the course of the year. Rural carriers typically have higher operating margins (a result of less intense competition from wireless and cable) than the integrated telecoms AT&T and Verizon. Because they are in mature industries, rural telcos are committed to paying out a significant portion of their cash flow to shareholders in the form of dividends.

Gas utilities and energy, while smaller components of the Fund portfolio than the telecoms and electrics, contributed significantly to performance. The gas sector of the portfolio is concentrated in higher yielding multi utilities and mid stream companies providing gas and oil storage and transportation. Sempra, the largest gas utility in the nation, is benefit-

1-800-644-5571

ting from significant utility rate base growth. Although Sempra’s dividend yield is below the Fund’s average, we expect the company to continue to increase the dividend at an above average rate.

BP Amoco (BP) is the largest energy holding in the portfolio, representing 3% of gross assets at October 31, 2009. We started to accumulate the position in mid-March, when the share price was just above $40.00. We were attracted by the 7% plus dividend yield, which we believed was secure, and by the opportunity BP had to improve operating performance as a result of corporate restructuring under its new management. With the BP investment investors get current income and, because of its large oil production, a hedge against future inflation.

Electric utilities fractional contribution to the fiscal year’s performance came entirely from dividends. Dividends earned slightly offset net realized and unrealized capital gains for the 12 months ended October 31, 2009.

As credit markets began to improve, weaker credits continued to outperform stronger credits and smaller capitalization electrics generally outperformed large cap electrics. Both industrial and retail demand for power declined due to some of the mildest weather in the last fifty years. The stalling of progress toward carbon cap and trade legislation benefited some companies at the expense of others with positive leverage to the American Clean Energy and Security Act of 2009 (Waxman bill). We continue to be wary of base-load generation and prefer low-cost producers and regulated utilities. Among the quarter’s best performers were Integrys and TECO Energy, companies with lower-than-average market capitalization and weaker credit. Integrys recently received a favorable rate case in Illinois, which, we believe, eased investor concerns over their ability to maintain their current 6.3% dividend yield.

Looking ahead to 2010, we continue to believe this to be a good time to invest in utilities and energy. Dividend yields are rising for the majority of the Fund’s holdings. Some of the Fund’s utilities earn a return nearly three times as high as the broader US stock market, and in some cases their equities yield more than their own debt. The country’s electric and gas infrastructure requires new investment. We anticipate an increase in the overall demand for broadband and wireless services. The long-term secular outlook for energy is quite bullish in our view. As a result we believe the Fund is positioned to maintain the ability to continue paying its current monthly dividend.

Sincerely,

Ronald J. Sorenson

Portfolio Manager of the Reaves Utility Income Fund

Chief Executive Officer and Chief Investment Officer of W. H. Reaves & Company.

Past performance is not a guarantee of future results.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

October 31, 2009

To the Board of Trustees and Shareholders of Reaves Utility Income Fund:

We have audited the accompanying statement of assets and liabilities of Reaves Utility Income Fund (the “Fund”), including the statements of investments, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Utility Income Fund, as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado

December 23, 2009

STATEMENT of INVESTMENTS

October 31, 2009

	SHARES	VALUE
COMMON STOCKS 151.51%
Consumer Staples 1.76%
Altria Group, Inc.	350,000	$6,338,500

Electric 54.26%
CMS Energy Corp.	470,000	6,251,000
Consolidated Edison, Inc.	220,000	8,949,600
Duke Energy Corp.	249,300	3,943,926
Integrys Energy Group, Inc.	830,000	28,718,000
ITC Holdings Corp.	157,000	6,973,940
National Grid PLC	525,000	5,225,960
National Grid PLC - ADR	113,000	5,610,450
NSTAR	421,800	13,054,710
OGE Energy Corp.	15,000	498,300
Pinnacle West Capital Corp.	800,000	25,056,000
PPL Corp.	713,000	20,990,720
Progress Energy, Inc.	726,000	27,246,780
SCANA Corp.	315,000	10,659,600
The Southern Co.	50,000	1,559,500
TECO Energy, Inc.	2,101,400	30,134,077
		194,872,563
Energy 8.00%
BP Amoco PLC - ADR	320,000	18,118,400
Diamond Offshore Drilling, Inc.	47,300	4,505,325
Encana Corp.	52,000	2,880,280
Eni S.p.A	20,000	991,600
Southwestern Energy Co.(a)	40,000	1,743,200
Ultra Petroleum Corp.(a)	10,000	485,500
		28,724,305
Financials 6.69%
Annaly Capital Management, Inc.	1,420,000	24,012,200

Gas 21.65%
EQT Corp.	1,000	41,860
NiSource, Inc.	1,355,000	17,506,600
ONEOK, Inc.	717,000	25,962,570
Sempra Energy	195,000	10,032,750
Spectra Energy Corp.	1,142,500	21,844,600
Vectren Corp.	105,000	2,366,700
		77,755,080

	SHARES	VALUE
Pharmaceuticals 0.26%
Merck & Co., Inc	30,000	$927,900

Telephone 50.33%
AT&T Corp.	970,000	24,899,900
BCE, Inc.	1,155,000	27,696,900
Cellcom Israel, Ltd.	60,000	1,805,400
CenturyTel, Inc.	957,300	31,073,958
Frontier Communications Corp.	4,065,400	29,148,918
Qwest Communications International, Inc.	920,000	3,302,800
Telecom Corp. of New Zealand - ADR	1	9
Telefonica S.A. - ADR	145,000	12,169,850
Verizon Communications, Inc.	997,500	29,516,025
Windstream Corp.	2,195,000	21,159,800
		180,773,560
Utilities 3.81%
Calpine Corp.(a)	100,000	1,124,000
DTE Energy Co.	340,000	12,573,200
		13,697,200
Water Utilities 4.75%
American Water Works Co., Inc.	900,000	17,073,000

TOTAL COMMON STOCKS (Cost $556,390,138)		544,174,308

PREFERRED STOCKS 2.73%
Electric 2.55%
AES Trust III, 6.750%, 10/15/29	58,050	2,472,930
BGE Capital Trust II, 6.200%, 10/15/43	180,000	3,870,000
Entergy Mississippi, Inc.,
4.560%	3,520	252,010
6.250%	10,000	200,313
Entergy New Orleans, Inc., 4.360%	4,500	301,500
NSTAR Electric Co., 4.250%	11,500	747,500
Public Service Co. of New Mexico,
Series 1965, 4.580%	11,667	854,244
Southern Cal Edison, 4.320%	24,300	449,307
		9,147,804
Utilities 0.18%
Central Illinois Public Service Co., 4.250%	10,300	668,856

TOTAL PREFERRED STOCKS (Cost $10,700,201)		9,816,660

		SHARES	VALUE
LIMITED PARTNERSHIPS 5.26%
Copano Energy LLC		130,000	$2,220,400
Enbridge Energy Partners LP		125,000	5,810,000
Energy Transfer Partners LP		50,000	2,167,500
ONEOK Partners LP		79,400	4,319,360
Regency Energy Partners LP		141,000	2,759,370
Williams Partners LP		45,000	1,147,500
Williams Pipeline Partners LP		24,000	489,840

TOTAL LIMITED PARTNERSHIPS (Cost $18,800,500)			18,913,970

	BOND RATING
	MOODY/S&P	PRINCIPAL
	(UNAUDITED)	AMOUNT
CORPORATE BONDS 4.29%
Gas 0.41%
Copano Energy LLC, 8.125%, 3/1/16	B1/B+	$1,500,000	1,473,750

Telephone 3.79%
Level 3 Financing, Inc., 9.250%, 11/1/14	Caa1/CCC	8,000,000	7,160,000
Qwest Corp., 7.500%, 6/15/23	Ba1/BBB-	7,000,000	6,457,500
			13,617,500

Utilities 0.09%
American Water Capital Corp., 6.593%, 10/15/37	Baa2/BBB+	310,000	324,162

TOTAL CORPORATE BONDS (Amortized Cost $15,773,291)			15,415,412

		SHARES
MUTUAL FUNDS 1.14%
Loomis Sayles Institutional
High Income Fund		548,386	4,090,959

TOTAL MUTUAL FUNDS (Cost $4,000,000)			4,090,959

	SHARES	VALUE
SHORT TERM INVESTMENTS 0.75%
Goldman Sachs Financial Square Treasury Instruments Fund, 0.009% (7-Day Yield)(b)	2,679,191	$2,679,191

TOTAL SHORT TERM INVESTMENTS (Cost $2,679,191)		2,679,191

Total Investments (Cost $608,343,321) - 165.68%		$595,090,500

Other Assets in Excess of Liabilities - 1.16%		4,180,439

Liquidation Preference of Auction Market
Preferred Shares - (66.84%) Series M7, F7, W28 (including distributions payable on preferred shares)		(240,094,676)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.00%		$359,176,263

(a)          Non Income Producing Security

(b)         Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

ADR - American Depositary Receipt

Ratings:

Moody’s and S&P’s ratings are believed to be the most recent as of October 31, 2009.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting case. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

STATEMENT of ASSETS & LIABILITIES

October 31, 2009

Assets:
Investments, at value (Cost - $608,343,321)	$595,090,500
Dividends receivable	2,826,444
Interest receivable	589,455
Receivable for investments sold	2,888,585
Total Assets	601,394,984

Liabilities:
Payable for investments purchased	1,620,027
Accrued investment advisory fees	300,273
Accrued administration fees	138,387
Accrued trustees fees	20,000
Accrued S&P ratings fees	5,458
Other payables and accrued expenses	39,900
Total Liabilities	2,124,045

Preferred Shares (unlimited shares authorized):
Auction market preferred shares, Series M7, F7 & W28, including distributions payable to preferred shares ($25,000 liquidation value per share, no par value, 3,200 shares issued and outstanding for each series)	240,094,676
Total Preferred Shares	240,094,676
Net Assets Applicable to Common Shareholders	$359,176,263

Composition of Net Assets Attributable to Common Shares:
Paid-in capital	$429,646,622
Undistributed net investment income	1,944,463
Accumulated net realized loss on investments and foreign currency transactions	(59,162,001)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(13,252,821)
Net Assets Applicable to Common Shareholders	$359,176,263

Shares of common stock outstanding of no par value, unlimited shares authorized	22,707,840
Net asset value per share	$15.82

See Notes to Financial Statements.

STATEMENT of OPERATIONS

For the Year Ended October 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $200,915)	$40,885,828
Interest on investment securities	1,615,084
Total Investment Income	42,500,912

Expenses:
Investment advisory fees	3,272,273
Administration fees	1,508,091
Trustees fees	89,580
Broker/dealer fees	610,039
S&P ratings fees	13,376
Fitch ratings fees	8,218
Auction agent fees	17,935
Tax fees	24,890
Miscellaneous fees	140,439
Total Expenses	5,684,841

Net Investment Income	36,816,071

Net realized loss on:
Investment securities	(57,467,740)
Foreign currency transactions	(8,938)
Change in unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies	51,091,624
Net loss on investments and foreign currency transactions	(6,385,054)

Distributions to Preferred Shareholders:
From net investment income	(3,684,333)
From net realized gains	(538,000)
Total Distributions to Preferred Shareholders	(4,222,333)

Net Increase in Net Assets Attributable to Common Shares from Operations	$26,208,684

See Notes to Financial Statements.

STATEMENTS of CHANGES in NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Common Shareholder Operations:
Net investment income	$36,816,071	$33,931,288
Net realized gain/(loss) on:
Investment securities	(57,467,740)	8,668,144
Written options	—	(23,751)
Foreign currency transactions	(8,938)	(115,795)
Change in unrealized appreciation/(depreciation) on investments, options and translation of assets and liabilities denominated in foreign currencies	51,091,624	(306,143,791)
Distributions to Preferred Shareholders:
From net investment income	(3,684,333)	(9,972,934)
From net realized gains	(538,000)	(702,000)
Net increase/(decrease) in net assets attributable to common shares from operations	26,208,684	(274,358,839)

Distributions to Common Shareholders:
From net investment income	(29,716,290)	(34,401,010)
From net realized gains	(3,776,242)	(12,812,505)
Net decrease in net assets from distributions to common shareholders	(33,492,532)	(47,213,515)

Capital share Transactions:
Net asset value of common shares issued to shareholders from reinvestment of dividends	379,321	—
Net increase from capital share transactions	379,321	—

Net Decrease in Net Assets Attributable to Common Shares	(6,904,527)	(321,572,354)

Net Assets Attributable to Common Shareholders:
Beginning of year	366,080,790	687,653,144
End of year*	$359,176,263	$366,080,790

* Including undistributed/(overdistributed) net investment income of:	$1,944,463	$(1,022,523)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per Common Share Operating Performance:
Net asset value, per share, beginning of year
Income from investment operations:
Net investment income
Net realized and unrealized gain/(loss) on investments and foreign currency
Distributions to preferred shareholders:
From net investment income
From net realized gain
Total from investment operations

Distributions to Common Shareholders:
Net investment income
Net realized gains
Total distributions to common shareholders

Net asset value per common share, end of year
Market price per common share, end of year

Total Investment Return - Net Asset Value(1)
Total Investment Return - Market Price(1)

Ratios and Supplemental Data
Net assets attributable to common shares, end of year (000)
Ratio of expenses to average net assets attributable to common shares(2)
Ratio of net investment income to average net assets attributable to common shares(2)
Ratio of expenses to average managed assets(3)
Portfolio turnover rate

Preferred Shares
Liquidation value, end of year, including dividends on preferred shares (000)
Total shares outstanding (000)
Asset coverage per share(4)
Liquidation preference per share
Average market value per share(5)

(1)          Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage com- missions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

$16.14	$30.32	$26.04	$22.12	$19.29

1.44	1.35	1.33	0.99	1.05

(0.09)	(12.98)	4.88	4.94	3.29

(0.16)	(0.47)	(0.40)	(0.50)	(0.32)
(0.03)	—	(0.17)	—	—
1.16	(12.10)	5.64	5.43	4.02

(1.31)	(1.37)	(1.31)	(1.51)	(1.19)
(0.17)	(0.71)	(0.05)	—	—
(1.48)	(2.08)	(1.36)	(1.51)	(1.19)

$15.82	$16.14	$30.32	$26.04	$22.12
$15.31	$13.98	$26.26	$22.45	$19.46

9.92%	(41.56)%	23.00%	26.75%	21.63%
22.81%	(41.55)%	23.57%	24.21%	14.67%

$359,176	$366,081	$687,653	$590,600	$501,618

1.77%	1.33%	1.30%	1.38%	1.41%

11.47%	5.94%	4.73%	6.42%	6.21%
1.01%	0.94%	0.94%	0.94%	0.95%
86%	32%	34%	43%	55%

$240,095	$240,267	$240,219	$240,185	$240,171
9.6	9.6	9.6	9.6	9.6
62,424	63,161	96,653	86,539	77,270
$25,000	$25,000	$25,000	$25,000	$25,000
$25,000	$25,000	$25,000	$25,000	$25,000

(2)          Ratios do not reflect dividend payments to preferred shareholders.

(3)          Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.

(4)          Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

(5)          Based on weekly prices.

See Notes to Financial Statements.

NOTES to FINANCIAL STATEMENTS

October 31, 2009

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund is a non-diversified fund with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund’s common shares are listed on the New York Stock Exchange Amex (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the evaluated bid prices on such day, as provided by the Fund’s primary pricing service. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies. The valuation assigned to fair-valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other funds to calculate their NAVs.

The Fund has adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), issued in June 2009. The Fund follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”).  ASC 820 established a three-tier hierarchy to create classification of fair value measurements for

NOTES to FINANCIAL STATEMENTS

October 31, 2009

disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2009:

Investments		Level 2 –	Level 3 –
in Securities	Level 1 –	Significant	Significant Unob-
at Value	Quoted Prices	Observable Inputs	servable Inputs	Total
Common Stock	$544,174,308	$—	$—	$544,174,308
Preferred Stock	2,922,237	6,894,423	—	9,816,660
Limited Partnerships	18,913,970	—	—	18,913,970
Corporate Bonds	—	15,415,412	—	15,415,412
Mutual Funds	4,090,959	—	—	4,090,959
Short Term Investments	2,679,191	—	—	2,679,191
Total	$572,780,665	$22,309,835	$—	$595,090,500

For the year ended October 31, 2009, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

NOTES to FINANCIAL STATEMENTS

October 31, 2009

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations. As of October 31, 2009, the Fund had no outstanding forward foreign currency contracts.

Options: In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its total assets to purchase put and call options on securities. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets & Liabilities, as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid.

In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. When the Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets & Liabilities, as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

The Fund may utilize up to 5% of its total assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

There was no written option activity during the year ended October 31, 2009.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings or distributions on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Effective August 10, 2009, the Fund received approval

NOTES to FINANCIAL STATEMENTS

October 31, 2009

from the Securities and Exchange Commission (the “Commission”) on its application for exemption from Section 19(b) of the Investment Company Act of 1940, and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The Board of Trustees and Fund management discussed the granted exemption at a regularly scheduled Board meeting held September 8, 2009. At this time the Fund has not implemented a managed distribution plan, as permitted under the exemption.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund follows ASC 740 “Income Taxes (“ASC 740”)”, which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of ASC 740. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2005 through October 31, 2009.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2. INCOME TAXES

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

NOTES to FINANCIAL STATEMENTS

October 31, 2009

The tax character of the distributions paid by the Fund during the years ended October 31, 2009, and October 31, 2008, were as follows:

	2009	2008
Distributions paid from:
Ordinary Income	$33,400,623	$44,373,944
Long-Term Capital Gain	4,314,242	13,514,506
Total	$37,714,865	$57,888,450

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$3,068,114
Accumulated Capital Gains/(Losses)	(60,496,313)
Unrealized Depreciation	(11,916,776)
Other Cumulative Effect of Timing Differences	(1,125,384)
Total	$(70,470,359)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2009, certain differences were reclassified. The Fund decreased accumulated net investment income by $448,462, decreased accumulated net realized loss by $482,365 and decreased paid in capital by $33,903. These differences were primarily due to the differing tax treatment of distributions and of wash sales and certain investments and the amounts reclassified did not affect net assets.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

As of October 31, 2009

Gross appreciation (excess of value over tax cost)	$43,434,403
Gross depreciation (excess of tax cost over value)	(55,351,179)
Net unrealized appreciation/(depreciation)	$(11,916,776)
Cost of investments for income tax purposes	$607,007,276

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain preferred holdings.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Transactions in common shares were as follows:

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Common Stock outstanding – beginning of period	22,677,001	22,677,001
Common Stock issued as reinvestment of dividends	30,839	—
Common Stock outstanding – end of period	22,707,840	22,677,001

NOTES to FINANCIAL STATEMENTS

October 31, 2009

Preferred Shares: On April 27, 2004, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater. Through October 31, 2009, the Fund maintained certain coverage amounts for Fitch and Standard & Poor’s according to restrictions issued by each rating agency to the Fund, which are generally more restrictive than the Investment Company Act of 1940 requirements. The Fund was in compliance with these coverage ratios as of October 31, 2009.

The Fund has three series of Auction Market Preferred Shares (“AMPS”): M7, F7 and W28. On June 30, 2004, the Fund issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the preferred shares are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

In February 2008, the AMPS market across all closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. As such, the Fund continues to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Statement of Preferences, the governing document for the AMPS), set at LIBOR plus 125 basis points or LIBOR multiplied by 125%, whichever is greater. The 7-day LIBOR rate is used for the M7 and F7 Series and the 30-day LIBOR rate is used for the W28 Series.

As of October 30, 2009, the annualized dividend rates for Series M7, F7 and W28 were 1.47%, 1.47% and 1.50%, respectively.

The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

Preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2009, aggregated $471,322,874 and $464,867,346, respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

W.H. Reaves & Co., Inc. (“W.H. Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory

NOTES to FINANCIAL STATEMENTS

October 31, 2009

Agreement”) with the Fund. As compensation for its services to the Fund, W.H. Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

7. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB issued ASC 105 (formerly FASB Statement 168), Generally Accepted Accounting Principles, establishing the FASB Accounting Standards CodificationTM  (ASC) as the source of authoritative generally accepted accounting principles (GAAP) to be applied by nongovernmental entities. FASB ASC 105 is effective for annual and interim periods ending after September 15, 2009, and the Fund has updated its references to GAAP in this report in accordance with the provisions of this pronouncement. The implementation of FASB ASC 105 did not have a material effect on its financial position or results of operation.

In April 2009, the FASB issued FASB ASC 820-10-65 (formerly FASB Staff Position No. FAS 157-4), Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This standard applies to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements, with certain defined exceptions, and provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. ASC 820-10-65 is effective for interim reporting periods ending after June 15, 2009. The implementation of ASC 820-10-65 did not have a material effect on the Fund’s financial position or results of operation.

8. SUBSEQUENT EVENTS

Effective November 23, 2009, the Fund no longer maintains coverage amounts for Fitch on the Fund’s outstanding preferred shares. Management has performed a review for subsequent events through December 23, 2009, the date this report was issued.

9. INDEMNIFICATIONS (UNAUDITED)

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

DIVIDEND REINVESTMENT PLAN

October 31, 2009 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E Transfer Agency Services, 1-800-433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

October 31, 2009 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2009, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571, on the Fund’s website at http://www.utilityincomefund.com, and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

October 31, 2009 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

October 31, 2009 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX INFORMATION

October 31, 2009 (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2009. The information and distributions reported herein may differ from information and distributions taxable to shareholders for the calendar year ended December 31, 2009. During the fiscal period ended October 31, 2009, 100.00% of the dividends paid qualify for the corporate dividends received deduction. In addition, 100.00% of the dividends paid meet the requirements regarding qualified dividend income. The Fund designates $4,314,242 as long-term capital gain distributions.

INVESTMENT ADVISORY AGREEMENT

October 31, 2009 (unaudited)

On September 8, 2009, the Board of Trustees of the Fund met in person to, among other things, review and consider the renewal of the Advisory Agreement between the Fund and W.H. Reaves. In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered the nature, quality and scope of services to be provided by W.H. Reaves.

Prior to beginning their review of the Advisory Agreement, counsel to the Fund, who also serves as independent counsel to the independent Trustees, discussed with the Board its fiduciary responsibilities in general and also specifically with respect to the renewal of the Advisory Agreement and enhanced disclosure requirements surrounding contract renewals. Fund counsel informed the Board that in considering whether to approve the Advisory Agreement between the Fund and W.H. Reaves, the Board should consider, among other things:

•             the nature, extent and quality of the services to be provided by the investment manager;

•             the investment performance of the Trust and the investment manager;

•             the costs of the services to be provided and profits to be realized by the investment manager and its affiliates from the relationship with the Trust;

•             whether and how the Trustees relied on comparisons of services rendered to and fees paid by the Trust with the services provided by and the fees paid to other investment managers or the services provided to and the fees paid by other clients, if any, of W.H. Reaves; and

•             any benefits to be derived by W.H. Reaves from the relationship with the Trust, such as soft-dollar arrangements or so called “fallout benefits.”

Fund counsel and Ronald J. Sorenson, Portfolio Manager of the Fund and Chief Executive Officer and Chief Investment Officer of W.H. Reaves, first highlighted for the Board certain terms of the Advisory Agreement, including the nature, extent and quality of the services to be provided by W.H. Reaves. Mr. Sorenson noted that W.H. Reaves determines asset class allocation, stock selection and realization of gains and losses to meet the objectives of the Fund. He explained the research and decision- making processes utilized by W.H. Reaves in connection with providing services to the Fund, including the methods adopted to assure compliance with the investment objectives, policies and restrictions of the Fund. Mr. Sorenson next reviewed with the Board W.H. Reaves’ current staffing and organizational structure, noting changes in personnel that had occurred during the previous fiscal year.

Mr. Sorenson next reviewed the terms of the Advisory Agreement, stating that W.H. Reaves would receive a fee of 0.575% of the average daily total assets of the Trust. He stated that as part of the initial Advisory Agreement, W.H. Reaves agreed to pay from its own assets additional compensation to Merrill Lynch to underwrite the Trust’s initial public offering. Mr. Sorenson stated that accordingly, Merrill Lynch receives an annual rate of 0.15% of the Trust’s average weekly total assets from W.H. Reaves, thus resulting in a net annual advisory fee to W.H. Reaves of 0.425%. The total amounts of the gross and net fees received by W.H. Reaves for the year ended June 30, 2009 in connection with the Advisory Agreement were $3,549,373 and $2,623,450, respectively.

The Board then reviewed W.H. Reaves’ November 30, 2008 Statement of Financial Condition and unaudited balance sheet as of May 29, 2009 in order to determine the financial condition and stability and profitability of W.H. Reaves. The Board reviewed and discussed materials prepared and distributed in advance of the Meeting. Mr. Sorenson then reviewed with the Board and the Board discussed the profitability analysis prepared by W.H. Reaves and the analysis prepared by Lipper Analytical Services (“Lipper”) that compared W.H. Reaves’ performance and compensation for the

12-month period ending June 30, 2009 to a peer group selected by Lipper. Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of the Trust with other funds’ cost and expense structures, as well as comparisons of the Trust’s performance with the performance during similar periods of members of an objectively identified peer group and related matters.

Louis Cimino, Chief Operating Officer of W.H. Reaves, explained that Lipper’s peer group consisted of the Trust, one closed-end utility sector equity fund, four closed-end master limited partnership funds, one closed-end gold fund, one closed-end international infrastructure industry fund and one closed-end energy sector fund (“Lipper Peer Group”). Lipper’s performance group consisted of the Lipper Peer Group except for one of the closed-end master limited partnership funds for which data was not available and Lipper’s expense group consisted of the Lipper Peer Group and all other preferred stock and debt-leveraged closed-end sector equity funds, excluding outliers. Mr. Cimino stated that the average net assets of the common shares in the Lipper Peer Group ranged from $143.7 million to $973.5 million, with five of the peer group funds being larger than the Trust and three being smaller, based on the most recently reported fiscal period of the funds. Mr. Sorenson noted that the Trust’s Actual Management Fees — Common and Leverage Assets (“Management Fees”) were 0.84%, and, compared to the Lipper Peer Group, the Trust had the second lowest Management Fees. He further noted that the Lipper Peer Group’s highest, lowest and median Management Fees were 1.84%, 0.63% and 1.00%, respectively.

Mr. Cimino next stated that in terms of performance, the Trust’s total return ranked poorly against Lipper’s performance group for the annualized periods year-to-date, one-year and three-years. He noted that for all other time periods ended June 30, 2009, the Trust had annualized total returns greater than average of Lipper’s performance group.

Mr. Cimino added that on a reported basis, in terms of Actual Total Expenses - Common and Leveraged Assets (“Total Expenses”), the Trust had the lowest Total Expenses in the Lipper’s Expense Group. He stated that the Lipper Expense Group’s highest, lowest and median Total Expenses were 4.30%, 1.026% and 2.276%, respectively, with the Trust’s Total Expenses at 1.026%. The Trustees further reviewed a profit and loss analysis as it relates to W.H. Reaves’ advisory businesses.

The Board then discussed certain conflicts of interests that may affect W.H. Reaves and the policies and procedures in place to address such conflicts.

The non-interested Trustees, with the assistance of Fund counsel, met in executive session to further review and discuss the information that had been presented relating to W.H. Reaves, the Advisory Agreement and W.H. Reaves’ profitability.

The Board of Trustees of the Fund present in person, with the non-interested Trustees present in person voting separately, unanimously concluded that the annual investment advisory fee of 0.575% of the Fund’s total assets is fair and reasonable for the Fund and that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

TRUSTEES & OFFICERS

October 31, 2009 (unaudited)

Except for their service on the Fund’s Board of Trustees, the Independent Trustees named below have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment adviser or underwriters. Each Independent Trustee serves on the Fund’s Audit Committee. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1-800-644-5571.

Interested Trustees and Officers

Number of
Portfolios in
	Posistion(s) Held	Principal Occupation(s) During Past	Fund Complex
Name, Age	with Funds/Length	5* Years and Other Directorships	Overseen by
and Address	of Time Served	Held by Trustee	Trustee
Edmund J. Burke Age - 48 1290 Broadway, Ste. 1100 Denver, CO 80203	President/Since Inception

Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc. and FTAM Distributors, Inc. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Burke is also currently the President of Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. Burke is a Trustee and President of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, is a Trustee and Vice President of the Liberty All-Star Equity Fund, and a Director and Vice President of the Liberty All-Star Growth Fund, Inc.

N/A

*                 Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years

Number of
Portfolios in
	Posistion(s) Held	Principal Occupation(s) During Past	Fund Complex
Name, Age	with Funds/Length	5* Years and Other Directorships	Overseen by
and Address	of Time Served	Held by Trustee	Trustee
Jeremy O. May Age - 39 1290 Broadway, Ste. 1100 Denver, CO 80203	Chairman & Trustee (Since March 2009); Treasurer (Since Inception)

Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust.

N/A

Everett L. Morris Age - 81 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Morris is a Director/Trustee of the Phoenix Funds, a Director of Duff & Phelps Utilities Tax-Free Income Fund and Duff & Phelps Utilities and Corporate Bond Trust. Former Vice President and Director of W.H. Reaves and Co., Inc. Because of his affiliation with Reaves, Mr. Morris is considered an “interested” Trustee of the Fund.	1

Number of
Portfolios in
	Posistion(s) Held	Principal Occupation(s) During Past	Fund Complex
Name, Age	with Funds/Length	5* Years and Other Directorships	Overseen by
and Address	of Time Served	Held by Trustee	Trustee
J. Tison Cory Age - 40 1290 Broadway, Ste. 1100 Denver, CO 80203	Secretary (Since December 2008)

Mr. Cory joined ALPS in 2005 as a Senior Paralegal. Prior to joining ALPS, Mr. Cory worked as a Paralegal at OppenheimerFunds, Inc. (2004-2005) and INVESCO Funds Group, Inc. (1999-2004). Because of his position with ALPS, Mr. Cory is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Cory is also currently an Adjunct Professor at Metropolitan State College of Denver (2000-present).

N/A

Michael Akins* Age - 33 1290 Broadway, Ste. 1100 Denver, CO 80203	Chief Compliance Officer/Since June 13, 2006

Mr. Akins is Deputy Compliance Officer of ALPS. Mr. Akins joined ALPS in 2006. Mr. Akins served as Assistant Vice President and Compliance Officer for UMB Financial Corporation (2003-2006). Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation (2000- 2003). Because of his position with ALPS, Mr. Akins is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of ALPS ETF Trust, ALPS Variable Insurance Trust, Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, EGA Emerging Global Shares Trust, Financial Investors Trust and Financial Investors Variable Insurance Trust.

N/A

*                 Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years

Number of
Portfolios in
	Posistion(s) Held	Principal Occupation(s) During Past	Fund Complex
Name, Age	with Funds/Length	5* Years and Other Directorships	Overseen by
and Address	of Time Served	Held by Trustee	Trustee
Lauren E. Motley Age - 29 1290 Broadway, Ste. 1100 Denver, CO 80203	Assistant Treasurer (Since December 2008)

Ms. Motley joined ALPS in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Motley worked for PricewaterhouseCoopers (2003-2005). Because of her position with ALPS, Ms. Motley is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Motley also serves as Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.

N/A

Independent Trustees

Number of
Portfolios in
	Posistion(s) Held	Principal Occupation(s) During Past	Fund Complex
Name, Age	with Funds/Length	5* Years and Other Directorships	Overseen by
and Address	of Time Served	Held by Trustee	Trustee
Mary K. Anstine Age - 69 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception

Ms. Anstine was the President/Chief Executive Officer of HealthONE, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/Director of the following: A.V. Hunter, Inc.; Denver Area Council of the Boy Scouts of America; Colorado Uplift Board; ALPS ETF Trust; ALPS Variable Insurance Trust; Financial Investors Trust; Financial Investors Variable Insurance Trust; and the Westcore Trust. Ms. Anstine was formerly a Director of: the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank) and HealthONE, and a member of the American Bankers Association Trust Executive Committee.

1

			Number of
			Portfolios in
	Posistion(s) Held	Principal Occupation(s) During Past	Fund Complex
Name, Age	with Funds/Length	5* Years and Other Directorships	Overseen by
and Address	of Time Served	Held by Trustee	Trustee
Michael F. Holland Age - 65 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Holland is Chairman of Holland & Company. Director, Chairman of the Board, President and Treasurer of Holland Series Funds, Inc. Chairman of the Board and Trustee of State Street Master Funds. Trustee of the China Fund Inc., Taiwan Fund Inc. and Scottish Widows Emerging Market Fund.	1

Jeremy W. Deems Age - 33 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since March 11, 2008

Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was Chief Financial Officer and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC. Mr. Deems is also a Trustee of ALPS ETF Trust, ALPS Variable Insurance Trust and Financial Investors Trust.

			1

Larry W. Papasan Age - 69 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Papasan is the former President of Smith and Nephew Orthopaedics (1991-2002) and the former President of Memphis, Light, Gas and Water Division (1984-1991). Mr. Papasan is currently the Chairman of BioMimetics Therapeutics Inc., and is on the Board of SSR Engineering, Triumph Bank, Mimedx Inc. and AxioMed Spine.	1

*                 Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years

NOTES

NOTES

REAVES UTILITY INCOME FUND

1290 Broadway, Suite 1100

Denver, CO 80203

1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Item 2.    Code of Ethics.

(a)   The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)   Not applicable to Registrant.

(c)   During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)   During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)   Not applicable to Registrant.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.    Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Jeremy Deems and Mike Holland as the Registrant’s “audit committee financial expert(s).”  Mr. Deems and Mr. Holland are each “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Deems is Co-President and Chief Financial Officer of Green Alpha Advisors, LLC and was formerly Chief Financial Officer and Treasurer of Forward Management, LLC. Mr. Holland is the Chairman of Holland and Company and Director, Chairman of the Board, President and Treasurer of the Holland Balanced Fund.

Item 4.    Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the

Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2009 and 2008 were $32,996 and $32,850, respectively.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2009 and $0 in 2008.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $4,410, in 2009 and $5,910 in 2008.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $9,500 in 2009 and $9,500 in 2008.

(e)(1)                    Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)                    No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable to Registrant.

(g)                                 Not applicable to Registrant.

(h)                                 Not applicable to Registrant.

Item 5.    Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Mary K. Anstine

Jeremy W. Deems (designated audit committee financial expert)

Michael F. Holland (designated audit committee financial expert)

Larry W. Papasan

Item 6.    Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting policies and procedures are attached as an Exhibit hereto.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies as of December 9, 2009.

Name	Title	Length of Service	Business Experience 5 Years
Ronald Sorenson	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1991-present
William Ferer	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1987-present

Other Accounts Managed

PM Name	Registered Investment Companies, Total Assets	Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets	Material Conflicts if Any
Ronald Sorenson	$651,253,142 2 accounts	0	$1,475,547,514 980 accounts	None
William Ferer	$651,253,142 2 accounts	0	$1,196,549,614 17 accounts	None

(a)(3) Portfolio Manager Compensation as of October 31, 2009.

Portfolio Managers receive a fixed rate compensation from the investment advisor. Compensation is not tied to fund assets or performance.

(a)(4) Dollar Range of Securities Owned as of October 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant (1)
Ronald Sorenson	$50,000 - $100,000
William Ferer	$10,000 - $50,000

(1) “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.    Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.    Controls and Procedures.

(a)  The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)  There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)  The Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable to Registrant.

(b)  The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	January 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	January 8, 2010

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (Principal Financial Officer)

Date:	January 8, 2010